UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

BRIGHTHOUSE FUNDS TRUST II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[Response to shareholder calls script]

Brighthouse Funds Trust I and II Proxy Impacting Variable Life

and Variable Annuity Clients

Clients invested in one or more Brighthouse Funds Trust I (BHFT I) and/or Brighthouse Funds Trust II (BHFT II) Portfolios at the close of business on March 23, 2026 will be asked to vote on four proposals, as detailed in a proxy package expected to commence on April 13, 2026.

Please see proposals below:

1.	New investment management agreements

Each fund would enter into a new agreement with its investment manager, Brighthouse Investment Adviser, LLC (“BIA”) allowing BIA to continue to oversee the Portfolio.

2.	New sub-advisory agreements for certain funds

For specific funds that use MetLife Investment Management (MIM) as a sub-advisor, shareholder approval is required for new agreements between BIA and MIM. MIM is an affiliate of BHFTI and BHFTII.

3.	Increased flexibility in hiring sub-advisors

BIA and the Portfolios would be permitted to hire, replace, or change affiliated sub-advisors without seeking shareholder approval for each change. The Portfolios already rely on similar relief for unaffiliated sub-advisors

4.	Changes to diversification status for certain large-cap funds

Several large-cap funds would change from “diversified” to “non-diversified” status, allowing portfolio managers to exercise flexibility to express conviction and manage position sized relative to its respective benchmark.

Proposals 1 and 2 relate to the merger of Brighthouse Financial, Inc. (the parent company of Brighthouse Investment Advisers, LLC, the investment adviser of the Portfolios) with an affiliate of Aquarian Capital, LLC. At the close of the merger, the existing investment management agreements with BIA and sub-advisors will automatically terminate and these votes permit the funds to continue using BIA and the sub-advisors.

Why am I being asked to approve new advisory and subadvisory agreements?

BIA’s ultimate parent company, Brighthouse Financial, has entered into a definitive agreement to be acquired by an affiliate of Aquarian (the “Transaction”. The Transaction will result in a change in control of Brighthouse Financial, thereby causing a change in control of BIA. The change in control of BIA, would constitute an “assignment” of the current investment advisory agreements within the meaning of the Investment Company Act of 1940. The current investment advisory agreements provide for automatic termination in the event of their assignment. Each subadvisory agreement provides for automatic termination upon termination of the applicable investment advisory agreement.

Why am I being asked to approve a modified manager-of-managers order?

The current manger-of-managers order allows BIA and the Portfolios to retain subadvisers and amend subadvisory agreements upon Board approval, but without the additional expense of obtaining shareholder vote. The current manger-of-managers order does not apply to subadvisers affiliated with BIA or the BHFTI and BHFTII. The modified manager-of-managers order would allow BIA and the Portfolios to retain subadvisers and amend subadvisory agreements for affiliated subadvisers upon Board approval, but without the additional expense of obtaining shareholder vote.

Why am I being asked to approve a change to diversification policies for the Large Cap Portfolios?

In recent years, the benchmarks used by the Large Cap Portfolios have become increasingly concentrated in a limited number of large capitalization and large capitalization growth issuers. While the Large Cap Portfolios are not index funds (i.e., funds that seek to track the performance of a benchmark), they do select securities from the benchmarks’ universe and the Large Cap Portfolios’ performance is assessed against the benchmarks. Currently, the Large Cap Portfolios are not able to invest in these large benchmark constituents in similar proportions as the benchmarks because of their diversified status. In particular, each Large Cap Portfolio faces difficulty in maintaining issuer level exposures consistent with the investment processes and portfolio construction approaches that are central to its strategy, while also remaining within the limitations applicable to a diversified fund. The change to “non-diversified” is intended to allow portfolio managers to exercise flexibility to express conviction and manage position sized relative to its respective benchmark.

What is included in my proxy package?

Your proxy package includes a proxy statement and a voting card. The proxy statement provides f the details related to the proposals and the shareholder vote.

How do I cast my vote?

The following voting options are available:

•	Internet: Scan the QR Code on your voting card or go to www.proxy-direct.com to vote your shares.
•	Phone: Call 1-866-298-8476 and follow the instructions. This is available 24 hours a day.
•	Mail: Vote, Sign and Mail voting card in business reply envelope.
•	Vote at the Virtual Meeting

What are my voting options?

You may cast your vote based on the following options:

•	For
•	Against
•	Abstain

How does the Board recommend I vote?

The Board of Trustees for BHFTI and BHFTII unanimously recommends that you vote “FOR” each Proposal.

When is the Special Meeting of Shareholders and how do I join?

The Special Meeting of Shareholders will take place virtually on June 5, 2026 at 11 a.m. Eastern time.

To participate in the Virtual Meeting, visit the following site and enter the 14-digit control number located at the bottom of your voting card: meetnow.global/M6YKRR5

When is the deadline for voting?

The final votes will be cast at the Virtual Shareholder Meeting taking place at 11 a.m. on June 5, 2026.

I received a phone call asking me to vote over the phone. Is this legitimate?

Yes. Some clients may receive phone calls asking them to vote over the phone.

Will my financial professional receive a copy of my proxy package?

No. Copies of your proxy package were not delivered to your financial professional.

Financial professionals, however, are aware of the proxy mailing and the shareholder vote.

Impacted BHFT I and II Portfolios

Impacted Products

Proxy Statement

[Reminder letter]

BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT SHAREHOLDER INFORMATION

Please vote promptly

VOTING IS QUICK AND EASY

Dear Shareholder:

We recently sent you proxy materials concerning an important proposal regarding your investment, which will be considered at the Special Meeting of Shareholders on June 5, 2026. This letter was sent to you because you held shares on the record date and we have not received your vote.

Your vote is critical to this process. Please vote as soon as possible.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

Kristi Slavin

President, Brighthouse Funds Trust I and II

[Call-to-action letter]

PO Box 43131

Providence, RI 02940-3131

Brighthouse Funds Trust I

Brighthouse Funds Trust II

11225 North Community House Road

Charlotte, North Carolina 28277

ACTION NEEDED

Dear Shareholder:

We are writing to ask for your vote on important matters concerning your investment in the series (each a “Portfolio” and collectively, the “Portfolios”) of Brighthouse Funds Trust I (“Trust I”) and Brighthouse Funds Trust II (“Trust II” and together with Trust I, the “Trusts”), which requires your response and is a follow up to information that has previously been mailed to you.

The call will only take a few moments of your time. You will not be asked for confidential information, and your call will be recorded for your protection.

Please contact us toll-free at 1-866-510-6217 as soon as possible. At the time of the call, please use the Reference Number listed above.

We are available between 10:00 a.m. and 11:00 p.m. EDT, Monday through Friday and 12:00 p.m. to 6:00 p.m. EDT on Saturday.

Sincerely,

/s/ Kristi Slavin

Kristi Slavin

President, Brighthouse Funds Trust I and Brighthouse Funds Trust II

[Touch-tone telephone voting script]

BRIGHTHOUSE FUNDS TRUST I, II PROXY WO# 34934 - TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD ** IVR Revision 03/23/2026

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.

Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:

“Okay, you’ll be voting your proxy for shares in BRIGHTHOUSE FUNDS TRUST I and /or BRIGHTHOUSE FUNDS TRUST II. The Board Recommends a vote FOR all proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON EACH APPLICABLE PROPOSAL :

“PROPOSAL 1, 2, 3, 4: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

OR [MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;

ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

The prompting continues for each of the shareholders holding to match their fund holdings listed on their proxy card...

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL (S), HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

BRIGHTHOUSE FUNDS TRUST I, II WO# 34934 - TOUCH-TONE TELEPHONE VOTING SCRIPT

** VOTING INSTRUCTION CARD ** IVR Revision 03/23/2026

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-866-298-8476, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.

Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:

“Okay, you’ll be voting your proxy for shares in BRIGHTHOUSE FUNDS TRUST I and /or BRIGHTHOUSE FUNDS TRUST II. The Board Recommends a vote FOR all proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

THEN, MATCHING THE SHAREHOLDER’S VOTING INSTRUCTION CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:

“PROPOSAL 1, 2, 3, 4: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

OR [MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;

ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

The prompting continues for each of the shareholders holding to match their fund holdings listed on their proxy card...

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice.

I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”